SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): January 7, 2003


                                  CEL-SCI CORPORATION
              (Exact name of Registrant as specified in its charter)


     Colorado                       0-11503                    84-0916344
(State or other jurisdiction        (Commission File No.)    (IRS Employer
of incorporation)                                           Identification No.)



                              8229 Boone Blvd. #802
                                Vienna, VA 22182
            (Address of principal executive offices, including Zip Code)


        Registrant's telephone number, including area code: (703) 506-9460



                                       N/A
           (Former name or former address if changed since last report)




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Item 5.  Other Events and Regulation FD Disclosure

      On January 7, 2003, CEL-SCI sold Series H convertible notes, plus Series H warrants, to a group of private investors for $600,000. The notes bear interest at 7% per year, are due and payable on January 7, 2005 and are secured by substantially all of CEL-SCI's assets. Interest is payable quarterly with the first interest payment due on April 1, 2003. If CEL-SCI fails to make any interest payment when due, the notes will become immediately due and payable.

      At the holder's option the Series H notes are convertible into shares of CEL-SCI's common stock equal in number to the amount determined by dividing each $1,000 of note principal to be converted by the Conversion Price. The Conversion Price is 76% of the average of the three lowest daily trading prices of CEL-SCI's common stock on the American Stock Exchange during the 15 trading days immediately prior to the conversion date. The Conversion Price may not be less than $0.16. However, if CEL-SCI's common stock trades for less than $0.21 per share for a period of 20 consecutive trading days, the $0.16 minimum price will no longer be applicable. The Conversion Price will decline to 70% if the registration statement which the Company has agreed to file with the Securities and Exchange Commission has not been declared effective within 60 days after the date the registration statement is filed, or (ii) the closing price of CEL-SCI's common stock equals or exceeds $.50 on any trading day. The Conversion Price will increase to 76% on the trading day following the date that the closing price of CEL-SCI's common stock falls below $.50. The Conversion Price will decline to 60% if (i) the registration statement which CEL-SCI has agreed to file with the Securities and Exchange Commission has not been declared effective within 75 days after the date the registration statement was filed, (ii) CEL-SCI defaults in the performance of any material covenant, condition or agreement with the holders of the notes or, (iii) CEL-SCI's common stock is delisted from the American Stock Exchange.

      If CEL-SCI sells any additional shares of common stock, or any securities convertible into common stock at a price below the then applicable Conversion Price, the Conversion Price will be lowered to the price at which the shares were sold or the lowest price at which the securities are convertible, as the case may be. If CEL-SCI sells any additional shares of common stock, or any securities convertible into common stock at a price below the market price of CEL-SCI's common stock, the Conversion Price will lowered by a percentage equal to the price at which the shares were sold or the lowest price at which the securities are convertible, as the case may be, divided by the then prevailing market price of CEL-SCI's common stock. However the Conversion Price will not be adjusted as the result of shares issued in connection with a Permitted Financing. A Permitted Financing involves shares of common stock issued or sold:

             -  in connection with a merger or acquisition;

             - upon the exercise of options or the issuance of common stock to CEL-SCI's employees, officers, directors, consultants and vendors in accordance with the Company's equity incentive policies;

             - pursuant to the conversion or exercise of securities which were outstanding prior to January 7, 2003;

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             -  pursuant to CEL-SCI's equity line of credit;

             -  to key officers of CEL-SCI in lieu of their respective salaries.

      CEL-SCI has agreed to file a registration statement with the Securities and Exchange Commission in order that the shares of common stock issuable upon the conversion of the Series H notes or the exercise of the Series H warrants may be resold in the public market. Upon the effective date of this registration statement the holders of the Series H notes have agreed to purchase an additional $750,000 of convertible notes from CEL-SCI. The additional $750,000 of notes will have the same terms as the Series H notes sold in January 2003.

      CEL-SCI's agreement with the Series H note holders places the following restrictions on CEL-SCI's operations. Any of the following restrictions may be waived with the written consent of the holders of a majority of the principal amount of the Series H notes outstanding at the time the consent is required.

o So long as the Series H notes are outstanding, and except as required by the terms of CEL-SCI's Series E Preferred stock, CEL-SCI may not:

             - declare or pay any dividends (other than a stock dividend or stock split) or make any distributions to any holders of its common stock, or

             - purchase or otherwise acquire for value, directly or indirectly, any common or preferred stock.

o Until the date that 50% of the Series H notes are no longer outstanding CEL-SCI may not sell any common stock or any securities convertible into common stock. However, this restriction will not apply to shares issued in a Permitted Financing.

o If CEL-SCI maintains a balance of less than $1,000,000 in its bank account in any month, it may draw down the maximum amount allowable for such month under its equity line of credit. If CEL-SCI maintains a balance of greater than $1,000,000 in its bank account in any month, it may only draw down a maximum of $235,000 per month under the equity line of credit. The minimum balance requirement will be increased to $1,500,000 when 50% of the balance of each Series H note is no longer outstanding and 50% of all of the notes in the aggregate are no longer outstanding.

      So long as the Series H notes remain outstanding, the note holders will have a first right of refusal to participate in any subsequent financings involving CEL-SCI. If CEL-SCI enters into any subsequent financing on terms more favorable than the terms governing the notes and warrants, then the Series H note holders may exchange their notes and warrants for the securities sold in the subsequent financing.

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      Upon the occurrence of any of the following events CEL-SCI is required to redeem the Series H notes at a price equal to 130% of then outstanding principal balance of the notes:

- the suspension from listing or the failure of CEL-SCI's common stock to be listed on the American Stock Exchange for a period of five consecutive trading days; or

            - the Registration Statement which CEL-SCI has agreed to file with the Securities and Exchange Commission has not been declared effective by April 7, 2003.

            - the effectiveness of the Registration Statement lapses for any reason or the Registration Statement is unavailable to the note holders and the lapse or unavailability continues for a period of ten consecutive trading days, provided the cause of the lapse or unavailability is not due to factors primarily within the control of the note holders.

            - any representation or warranty made by CEL-SCI to the note holders proves to be materially inaccurate or CEL-SCI fails to perform any material covenant or condition in its agreement with the note holders.

             - the completion of a merger or other business combination involving CEL-SCI and as a result of which CEL-SCI is not the surviving entity.

             - a purchase, tender or exchange offer accepted by the holders of more than 30% of CEL-SCI's outstanding shares of common stock.

             - CEL-SCI's shareholders fail to approve the issuance of the shares of CEL-SCI's common stock upon the conversion of the Series H notes or the exercise of the Series H warrants

             - CEL-SCI files for protection from its creditors under the federal bankruptcy code.

             - CEL-SCI exceeds its draw down limits under it equity line of credit.

      The Series H warrants allow the holders to initially purchase up to 1,100,000 shares of CEL-SCI's common stock at a price of $0.25 per share at any time prior to January 7, 2010.

      If CEL-SCI sells any additional shares of common stock, or any securities convertible into common stock at a price below the then applicable exercise price of the Series H warrants, the warrant exercise price will be lowered to the price at which the shares were sold or the lowest price at which the securities are convertible, as the case may be. If the warrant exercise price is adjusted, the number of shares of common stock issuable upon the exercise of the warrant will be increased by the product of the number of shares of common stock

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issuable upon the exercise of the warrant immediately prior to the sale multiplied by the percentage by which the warrant exercise price is reduced.

      If CEL-SCI sells any additional shares of common stock, or any securities convertible into common stock at a price below the market price of CEL-SCI's common stock, the exercise price of the Series H warrants will be lowered by a percentage equal to the price at which the shares were sold or the lowest price at which the securities are convertible, as the case may be, divided by the then prevailing market price of CEL-SCI's common stock. If the warrant exercise price is adjusted, the number of shares of common stock issuable upon the exercise of the warrant will be increased by the product of the number of shares of common stock issuable upon the exercise of the warrant immediately prior to the sale multiplied by the percentage determined by dividing the price at which the shares were sold by the market price of CEL-SCI's common stock on the date of sale.

      However, neither the exercise price of the Series H warrants nor the shares issuable upon the exercise of the warrant will be adjusted as the result of shares issued in connection with a Permitted Financing.

       On the date that the registration statement which CEL-SCI has agreed to file is declared effective by the Securities and Exchange Commission, and every three months following the effective date, the exercise price of the Series H warrants will be adjusted to an amount equal to 110% of the Conversion Price on such date, provided that the adjusted price is lower than the warrant exercise price on that date.

Item 7.  Financial Statements and Exhibits

      Exhibit Number          Description

      10 Note and Warrant Purchase Agreement (together with schedule required by Instruction 2 to Item 601 of Regulation S-K) pertaining to Series H notes and warrants, together with the following exhibits to the Note and Warrant Purchase Agreement:

                              A. List of Investors
                              B. Form of Note
                              C. Form of Warrant
                              D. Form of Escrow Agreement
                              E. Transfer Agent Instructions
                              F. Form of Legal Opinion
                              G. Form of Security Agreement
                              H. Form of Lock-Up Agreement
                              I. Form of Registration Rights Agreement

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 13, 2003

                               CEL-SCI CORPORATION



                                 By:   /s/ Geert R. Kersten
                                      Geert R. Kersten, Chief Executive Officer